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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) JUNE 13, 2005

                             SOMANETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                     0-19095                 38-2394784
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

1653 EAST MAPLE ROAD, TROY, MICHIGAN                              48083-4208
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 (Address of principal executive offices)                         (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (248) 689-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communication pursuant to Rule 425 under the Securities Act.

      Soliciting material pursuant to Rule 14a-2 under the Exchange Act.

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On June 13, 2005, the Board of Directors, based on recommendations of the Compensation Committee, approved Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements with five of the Company's executive officers: William M. Iacona, Richard S. Scheuing, Mary Ann Victor, Ronald A. Widman and Pamela A. Winters. These agreements provide for severance benefits equal to one year's salary upon termination of employment without cause or for good reason 90 days before to one year after a change of control of the Company that occurs by June 13, 2008. The officers have agreed not to compete with the Company and not to solicit our employees during specified periods following the termination of employment, and they have agreed to various confidentiality obligations.

     On June 13, 2005, the Board of Directors, based on recommendations of the Compensation Committee, approved an Amended and Restated Employment Agreement with Dominic J. Spadafore, amending his August 1, 2002 agreement with the Company. The amendment and restatement primarily replaces provisions in his Employment Agreement to match those in the new Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreements entered into with five other executive officers and described above. The agreement now provides for severance benefits equal to one year's salary upon termination of employment without cause or for good reason 90 days before to one year after a change of control of the Company that occurs by June 13, 2008. Mr. Spadafore has agreed not to compete with the Company and not to solicit our employees during specified periods following the termination of employment, and has agreed to various confidentiality obligations.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Form of Change in Control, Invention, Confidentiality, Non-Compete and Non-Solicitation Agreement

99.2 Amended and Restated Employment Agreement between Somanetics Corporation and Dominic J. Spadafore

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2005              SOMANETICS CORPORATION
                                -----------------------------------------
                                            (Registrant)

                                  By:       /s/ Mary Ann Victor
                                      -----------------------------------
                                            Mary Ann Victor

                                       Its: Vice President of Communications and
                                            Administration and Secretary

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                                  EXHIBIT INDEX

Exhibit                                 Description
 99.1         Form of Change in Control, Invention, Confidentiality, Non-Compete
              and Non-Solicitation Agreement

 99.2         Amended and Restated Employment Agreement between Somanetics
              Corporation and Dominic J. Spadafore